UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2010
MEDICAL PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-32559

Maryland	20-0191742
(State or other jurisdiction	(IRS. Employer
of incorporation)	Identification No.)

1000 Urban Center Drive, Suite 501
Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(205) 969-3755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 12, 2010, Medical Properties Trust, Inc. (the “Company”) filed an automatic shelf registration statement on Form S-3 (File No. 333-164889) (the “Registration Statement”) with the Securities and Exchange Commission to replace the Company’s existing shelf registration statement on Form S-3 (File No. 333-140433), which is set to expire on February 15, 2010. In connection with the filing of the Registration Statement, the Company also filed a new prospectus supplement, dated February 12, 2010, relating to the offer and sale of the remaining $49,692,509 in shares of the Company’s common stock that may be issued from time to time pursuant to the “at the market” offering program previously announced by the Company on November 9, 2010. For further details about the offering program, please refer to the new prospectus supplement and to the Company’s Current Report on Form 8-K filed with the SEC on November 10, 2009.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP regarding the legality of shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC. (Registrant)
By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: February 12, 2010

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP regarding the legality of shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

4